SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d0 OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 October 8, 2002
                                ----------------
                Date of report (Date of earliest event reported)

                        Empire Financial Holding Company
                        --------------------------------

                                     Florida
                                     -------
                  State or Other Jurisdiction of Incorporation

               1-31292                                  56-3627212
               -------                                  ----------
        Commission File Number                IRS Employer Identification No.

                  1385 West State Road 434, Longwood, FL 32750
                  --------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                  407-774-1300
                                  ------------
              (Registrant's telephone number, including area code)


Item 1. Changes in Control of Registrant

               Not Applicable

Item 2. Acquisition or Disposition of Assets

               Not Applicable

Item 3. Bankruptcy or Receivership

               Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

               Not Applicable

Item 5. Other Events

         There exists a continuing disagreement between the Company's CO-CEOs and CO-Chairpersons, Kevin Gagne and Richard Goble, regarding the management and administration of the Company. The Board of Directors has not yet assessed the impact of this rift on the Company's operations, revenues or profits. The Board will conduct an immediate inquiry to determine whether a resolution of this discord can be achieved.

Item 6. Resignation of Registrant's Directors

               Not Applicable

Item 7. Financial Statements and Exhibits

               Not Applicable

Item 8. Change in Fiscal Year

               Not Applicable

Item 9. Regulation FD Disclosure

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EMPIRE FINANCIAL HOLDING COMPANY


Date:   October 23, 2002                    By: /s/ Kevin M. Gagne
                                                ------------------
                                                   Kevin M. Gagne
                                                   Co-Chief Executive Officer